Exhibit 99.2

Supplemental Financial ReporSupplemental Financial Reporting Package  Fourth Quarter 2014  Rexford Industrial Realty, Inc.  NYSE: REXR  11620 Wilshire Blvd  Suite 1000  Los Angeles, CA 90025  310-966-1680   www.RexfordIndustrial.com ting Package  Fourth Quarter 2014  Rexford Industrial Realty, Inc.  NYSE: REXR  11620 Wilshire Blvd  Suite 1000  Los Angeles, CA 90025  310-966-1680  www.RexfordIndustrial.com

Table of Contents             Section Page       Corporate Data:        Investor Company Summary 3       Financial and Portfolio Highlights and Common Stock Data 4       Consolidated and Combined Financial Results:        Consolidated and Combined Balance Sheet 5       Consolidated and Combined Statement of Operations 6 - 7       Non-GAAP FFO and AFFO Reconciliations 8 - 9       Statement of Operations Reconciliations 10 - 11       Same Property Portfolio Performance 12 - 13       Joint Venture Financial Summary 14 - 15       Capitalization Summary 16       Debt Summary 17       Portfolio Data:        Portfolio Overview 18       Occupancy and Leasing Trends 19       Leasing Statistics 20       Top Tenants and Lease Segmentation 21       Capital Expenditure Summary 22       Properties Under Repositioning 23       Acquisitions and Dispositions Summary 24       Net Asset Value Components 25       Fixed Charge Coverage Ratio 26       Definitions / Discussion of Non-GAAP Financial Measures 27 - 28       Disclosures:    "Forward Looking Statements: This supplemental package contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward-looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.  For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see Item 1A. Risk Factors in our 2013 Annual Report on Form 10-K,  which was filed with the Securities and Exchange Commission (“SEC”) on March 20, 2014. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes."                                   Fourth Quarter 2014   Page 2 Supplemental Financial Reporting Package

  Investor Company Summary                   Senior Management Team      Howard Schwimmer  Co-Chief Executive Officer, Director    Michael S. Frankel  Co-Chief Executive Officer, Director    Adeel Khan  Chief Financial Officer    Patrick Schlehuber  Director of Acquisitions    Bruce Herbkersman  Director of Construction & Development    Shannon Lewis  Director of Leasing & Asset Management    Ashley Arthur  Director of Property Operations          Board of Directors      Richard Ziman  Chairman    Howard Schwimmer  Co-Chief Executive Officer, Director    Michael S. Frankel  Co-Chief Executive Officer, Director    Robert L. Antin  Director    Steven C. Good  Director    Peter Schwab  Director    Tyler H. Rose  Director          Company Contact Information      11620 Wilshire Blvd      Suite 1000      "Los Angeles, CA 90025 "      "310-966-1680 "      "www.RexfordIndustrial.com "            Investor Relations Information      ICR      Brad Cohen and Stephen Swett      www.icrinc.com      212-849-3882            Equity Research Coverage      Bank of America Merrill Lynch  James Feldman    J.P. Morgan  Michael W. Mueller, CFA    Wells Fargo Securities  Brendan Maiorana, CFA    Jeffries LLC  Tayo Okusanya    MLV & Co  Jonathan M. Peterson         Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company.  Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts' reports on their own; we do not distribute these reports.                                     Fourth Quarter 2014     Page 3 Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data [(1)]

(in thousands except per share figures and portfolio statistics)

	Three Months Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Financial Results:				
Total rental revenues	$ 19,576	$ 17,755	$ 14,718	$ 13,415
Net income (loss)	$ 145	$ (679)	$ 81	$ 1,429
Net income (loss) per common share - basic and diluted	$ 0.00	$ (0.02)	$ 0.00	$ 0.05
Company share of Recurring FFO	$ 8,970	$ 7,724	$ 6,115	$ 5,239
Recurring FFO per common share - basic and diluted	$ 0.21	$ 0.23	$ 0.24	$ 0.21
Company share of FFO	$ 8,183	$ 6,984	$ 5,532	$ 4,941
FFO per common share - basic and diluted	$ 0.19	$ 0.21	$ 0.22	$ 0.19
EBITDA	$ 10,334	$ 9,456	$ 7,769	$ 8,959
Adjusted EBITDA	$ 12,585	$ 11,149	$ 10,325	$ 7,514
Dividend declared per common share	$ 0.12	$ 0.12	$ 0.12	$ 0.12
Portfolio Statistics:				
Portfolio SF - consolidated	9,829,020	8,633,812	7,908,456	6,533,452
Ending occupancy - consolidated portfolio	90.7%	91.8%	90.5%	90.2%
Pro-forma occupancy including uncommenced leases	90.7%	92.3%	91.1%	91.1%
Leasing spreads - cash[(2)]	1.9%	3.6%	5.2%	3.6%
Leasing spreads - GAAP[(3)]	11.8%	10.3%	17.1%	11.5%
Same Property Performance:				
Total rental revenue growth	8.8%	3.6%	4.8%	3.4%
Total property expense growth	4.1%	3.9%	-4.1%	15.0%
NOI growth	10.7%	3.5%	8.3%	-1.1%
Cash NOI growth	9.7%	3.8%	3.3%	1.0%
Same Property Portfolio ending occupancy	92.1%	90.4%	89.8%	89.1%
Stabilized Same Property Portfolio ending occupancy	93.7%	91.7%	--	--
Same Property Portfolio occupancy growth (ppt)	2.3%	2.5%	1.4%	1.4%
Capitalization:				
Common stock price at quarter end	$ 15.71	$ 13.84	$ 14.24	$ 14.18
Common shares issued and outstanding	43,382,425	43,059,742	25,420,381	25,419,418
Total shares and units issued and outstanding at period end [(4)]	45,705,769	45,705,769	28,429,640	28,428,677
Weighted average shares outstanding - basic and diluted	43,234,602	33,527,183	25,419,757	25,419,418
Total equity market capitalization	$ 718,038	$ 632,568	$ 404,838	$ 403,119
Total consolidated debt	357,076	269,699	369,679	212,997
Total debt (pro-rata)[(5)]	357,076	275,924	375,904	219,222
Total combined market capitalization	1,066,508	847,951	771,470	615,997
Ratios:				
Net debt (pro-rata) to total combined market capitalization	32.7%	25.4%	47.5%	34.6%
Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)	6.9x	4.9x	8.9x	7.0x

[(1)] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[(2)] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth for total combined new and renewal leases executed during Q4-14 is 3.3%.

[(3)] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total combined new and renewal leases executed during Q4-14 is 13.3%.

[(4)] Includes 2,323,344 OP units held by noncontrolling interests (NCI) and excludes 320,017 unvested shares of restricted stock as of December 31, 2014. Includes 2,646,027 OP units held by NCI and excludes 198,141 unvested shares of restricted stock as of September 30, 2014. Includes 3,009,259 OP units held by NCI and excludes 203,264 and 131,786 unvested shares of restricted stock as of June 30, 2014, and March 31, 2014, respectively.

[(5)] Includes our 15% share of debt in our Mission Oaks joint venture for the three months ended September 30, 2014, June 30, 2014 and March 31, 2014. During the three months ended December 31, 2014, in connection with the JV's disposition of 3001 & 3175 Mission Oaks Blvd., the JV repaid the $41.5 million loan secured by the properties located at 3001, 3175 and 3233 Mission Oaks Blvd.

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 4

Consolidated and Combined Balance Sheet

(in thousands)

	Rexford Industrial Realty, Inc.				
	12/31/14	9/30/14	6/30/14[1]	3/31/14[1]	12/31/13[1]
Assets					
Investments in real estate, net	$ 854,477	$ 722,689	$ 651,920	$ 510,690	$ 481,673
Cash and cash equivalents	8,606	60,541	9,272	6,344	8,997
Restricted cash	-	307	379	352	325
Notes receivable	13,137	13,138	13,136	13,135	13,139
Rents and other receivables, net	1,812	1,738	1,455	1,238	917
Deferred rent receivable	5,014	4,420	4,197	3,809	3,637
Deferred leasing costs, net	3,608	3,275	2,640	2,294	2,153
Deferred loan costs, net	2,789	2,995	3,197	1,476	1,597
Acquired lease intangible assets, net[2]	28,136	23,558	22,621	13,110	13,508
Indefinite-lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	3,800	4,552	2,568	4,573	2,309
Acquisition related deposits	2,110	-	1,450	1,550	1,510
Investment in unconsolidated real estate entities	4,018	5,744	5,758	5,778	5,687
Assets associated with real estate held for sale	-	-	1,958	1,995	13,952
Total Assets	$ 932,778	$ 848,228	$ 725,822	$ 571,615	$ 554,675
Liabilities					
Notes payable	$ 357,106	$ 269,811	$ 369,873	$ 212,918	$ 192,491
Accounts payable, accrued expenses and other liabilities	11,304	9,620	6,050	6,140	5,783
Dividends payable	5,244	5,191	3,075	3,066	5,368
Acquired lease intangible liabilities, net[3]	3,016	1,921	1,970	1,547	1,143
Tenant security deposits	8,768	7,927	7,396	6,901	6,099
Prepaid rents	1,463	1,329	964	766	1,426
Liabilities associated with real estate held for sale	-	-	293	282	596
Total Liabilities	386,901	295,799	389,621	231,620	212,906
Equity					
Common stock	434	431	255	255	255
Additional paid in capital	542,318	538,248	312,451	312,131	311,936
Cumulative distributions in excess of earnings	(21,673)	(16,574)	(10,784)	(7,782)	(5,993)
Accumulated other comprehensive income (loss)	(1,331)	158	(410)	269	-
Total stockholders' equity	519,748	522,263	301,512	304,873	306,198
Noncontrolling interests	26,129	30,166	34,689	35,122	35,571
Total Equity	545,877	552,429	336,201	339,995	341,769
Total Liabilities and Equity	$ 932,778	$ 848,228	$ 725,822	$ 571,615	$ 554,675

[1] For comparability, certain prior period amounts have been reclassified to conform to current period presentation of properties held for sale.

[2] Includes net above-market tenant lease intangibles of $3,644 (Dec. 31 2014), $3,474 (Sept. 30, 2014), $3,443 (June 30, 2014), $1,488 (March 31, 2014), and $1,597 (Dec. 31, 2013).

[3] Includes net below-market tenant lease intangibles of $2,771 (Dec. 31 2014), $1,668 (Sept. 30, 2014), $1,716 (June 30, 2014), $1,284 (March 31, 2014), and $866 (Dec. 31, 2013).

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 5

Consolidated and Combined Statement of Operations           Quarterly Results          (unaudited and in thousands, except share count and per share figures)                Rexford Industrial Realty, Inc.           Three Months Ended           December 31, 2014  September 30, 2014  June 30, 2014  March 31, 2014 Rental Revenues           Rental revenues     $16,719    $15,516    $12,773    $11,628  Tenant reimbursements     2,417    2,052    1,681    1,511  Management, leasing, and development services     206    171    249    234  Other income     234    16    15    42  Total rental revenues     19,576    17,755    14,718    13,415  Interest income     282    281    278    276  Total Revenues     19,858    18,036    14,996    13,691  Operating Expenses           Property expenses     5,477    4,879    3,892    4,134  General and administrative     3,486    3,273    2,780    2,605  Depreciation and amortization     8,443    8,032    6,003    6,130  Total Operating Expenses     17,406    16,184    12,675    12,869  Other Expense           Acquisition expenses     627    426    652    333  Interest expense     1,655    1,957    1,537    1,251  Total Other Expense     2,282    2,383    2,189    1,584  Total Expenses     19,688    18,567    14,864    14,453  Equity in income (loss) from unconsolidated real estate entities     (25)   2    (51)   45  Loss on sale of real estate     -    (150)     Net Income (Loss) from Continuing Operations     145    (679)   81    (717) Discontinued Operations           Income from discontinued operations           before gains on sale of real estate     -      -      -      21  Gain on sale of real estate     -      -      -      2,125  Income from Discontinued Operations     -      -      -      2,146  Net Income (Loss)     $145    $(679)   $81    $1,429             Net Income (Loss) attributable to:           Common shareholders     $107    $(623)   $49    $1,261  Noncontrolling interests     -      (80)   8    152  Participating securities     38    24    24    16  Net Income (Loss)     $145    $(679)   $81    $1,429             Earnings per Common Share - Basic and Diluted           Net income (loss) available to common stockholders     $0.00    $(0.02)   $0.00    $0.05  Weighted average shares outstanding - basic and diluted     43,234,602    33,527,183    25,419,757    25,419,418                                   Fourth Quarter 2014          Page 6 Supplemental Financial Reporting Package

Consolidated and Combined Statement of Operations         (in thousands) Quarterly Results         (unaudited results)              Rexford Industrial Realty, Inc.      Rexford Industrial Realty, Inc. and Predecessor (1)    Three Months Ended December 31    Year Ended December 31,      2014  2013  2014  2013 Rental Revenues          Rental revenues    $16,719    $10,809    $56,636    $37,655  Tenant reimbursements    2,417    1,333    7,661    4,373  Management, leasing, and development services    206    253    860    978  Other income    234    53    307    280  Total rental revenues    19,576    12,448    65,464    43,286  Interest income    282    190    1,117    1,079  Total Revenues    19,858    12,638    66,581    44,365  Operating Expenses          Property expenses    5,477    3,869    18,382    12,320  General and administrative    3,486    2,827    12,144    9,747  Depreciation and amortization    8,443    5,661    28,608    15,708  Total Operating Expenses    17,406    12,357    59,134    37,775  Other (Income) Expense          Acquisition expenses    627    421    2,038    1,264  Interest expense    1,655    1,046    6,400    11,158  Gain on mark-to-market of interest rate swaps    -      -      -      (49) Total Other Expense    2,282    1,467    8,438    12,373  Total Expenses    19,688    13,824    67,572    50,148  Equity in income (loss) from unconsolidated real estate entities    (25)   9    (29)   (823) Gain from early repayment of note receivable    -      -      -      1,365  Loss on extinguishment of debt    -      -      -      (3,955) Loss on sale of real estate    -      -      (150)   -    Net Income (Loss) from Continuing Operations    145    (1,177)   (1,170)   (9,196) Discontinued Operations          Income (loss) from discontinued operations before gains on sale of real estate    -      171    21    (518) Loss on extinguishment of debt    -      -      -      (267) Gain on sale of real estate    -      -      2,125    4,989  Income from Discontinued Operations    -      171    2,146    4,204  Net Income (Loss)    $145    $(1,006)   $976    $(4,992)           Net Income (Loss) attributable to:          Common shareholders    $107    $(910)   $794    $(4,920) Noncontrolling interests    -      (125)   80    (101) Participating securities    38    29    102    29  Net Income (Loss)    $145    $(1,006)   $976    $(4,992)           (1) Reflects the results of operations for our Predecessor for the period from January 1, 2013 to July 23, 2013 and Rexford Industrial Realty, Inc. for the period from July 24, 2013 through December 31, 2013.                    Fourth Quarter 2014         Page 7 Supplemental Financial Reporting Package

Non-GAAP FFO [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Funds From Operations (FFO)				
Net Income (loss)	145	(679)	81	1,429
Add:				
Depreciation and amortization, including amounts in discontinued operations	8,443	8,032	6,003	6,137
Depreciation and amortization from unconsolidated joint ventures	66	103	103	85
Loss on sale of real estate	-	150	-	-
Deduct:				
Gain on sale of real estate	-	-	-	2,125
Gain on sale of real estate from unconsolidated joint ventures	3	-	-	-
Funds From Operations	8,651	7,606	6,187	5,526
Company share of FFO [2]	$ 8,183	$ 6,984	$ 5,532	$ 4,941
FFO per share - basic and diluted	$ 0.19	$ 0.21	$ 0.22	$ 0.19
Funds From Operations	$ 8,651	$ 7,606	$ 6,187	$ 5,526
Add:				
Non-recurring legal fees[3]	205	380	-	-
Acquisition Expenses	627	426	652	333
FFO available to common shareholders and unitholders before non-recurring legal fees	$ 9,483	$ 8,412	$ 6,839	$ 5,859
Company share of FFO before non-recurring legal fees and acquisition expenses [2]	$ 8,970	$ 7,724	$ 6,115	$ 5,239
FFO per share before non-recurring legal fees and acquisition expenses - basic and diluted	$ 0.21	$ 0.23	$ 0.24	$ 0.21
Weighted-average shares outstanding - basic and diluted	43,234,602	33,527,183	25,419,757	25,419,418
Weighted-average diluted shares and units	45,705,769	36,511,737	28,429,016	28,428,677

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[2] Company share of FFO is based on the weighted average interest in our operating partnership of 94.6% , 91.8% , 89.4% and 89.4% for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively. Company share of FFO includes FFO allocated to participating securities of $38, $24, $24 and $16 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

[3] Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in our subsequent filings on Form 10-Q.

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 8

Non-GAAP AFFO [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc. Three Months Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Adjusted Funds From Operations (AFFO)				
Funds From Operations	$ 8,651	$ 7,606	$ 6,187	5,526
Add:				
Amortization of deferred financing costs	206	205	144	129
Fair value lease expense	115	151	73	81
Acquisition costs	627	426	655	333
Non-cash stock compensation	250	340	279	172
Deduct:				
Straight line rent adjustment	595	227	395	184
Capitalized payments [2]	302	216	222	249
Note Receivable discount amortization	68	66	65	64
Note Payable premium amortization	82	81	35	11
Recurring capital expenditures [3]	908	752	447	280
2nd generation tenant improvements and leasing commissions [4]	918	1,174	795	275
Unconsolidated joint venture AFFO adjustments	3	(2)	(3)	(9)
AFFO	$ 6,973	$ 6,214	$ 5,382	$ 5,187

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[2] Includes capitalized leasing and construction development compensation.

[3] Excludes nonrecurring capital expenditures of $4,118, $2,670, $1,708, and $557 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

[4] Excludes 1st generation tenant improvements and leasing commissions of $640, $423, $31, and $50 for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, and March 31, 2014, respectively.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 9

Statement of Operations Reconciliations (1)          (in thousands)           (unaudited results)                Rexford Industrial Realty, Inc.            Three Months Ended           December 31, 2014  September 30, 2014  June 30, 2014  March 31, 2014 Net Operating Income (NOI)           Rental revenues     $16,719    $15,516    $12,773    $11,628  Tenant reimbursements     2,417    2,052    1,681    1,511  Other income     234    16    15    42  Total operating revenues     19,370    17,584    14,469    13,181             Property expenses     5,477    4,879    3,892    4,134  Total operating expenses     5,477    4,879    3,892    4,134  NOI     $13,893    $12,705    $10,577    $9,047  Fair value lease revenue     115    151    73    81  Straight line rent adjustment     (595)   (227)   (395)   (184) Cash NOI     $13,413    $12,629    $10,255    $8,944             Net Income (Loss)     $145    $(679)   $81    $1,429  Add:           General and administrative     3,486    3,273    2,780    2,605  Depreciation and amortization     8,443    8,032    6,003    6,130  Acquisition expenses     627    426    652    333  Interest expense     1,655    1,957    1,537    1,251  Loss on sale of real estate     -    150    -    -  Subtract:           Management, leasing, and development services     206    171    249    234  Interest income     282    281    278    276  Equity in income (loss) from unconsolidated real estate entities     (25)   2    (51)   45  Income from discontinued operations     -    -    -    2,146  NOI     $13,893    $12,705    $10,577    $9,047  Fair value lease revenue     115    151    73    81  Straight line rent adjustment     (595)   (227)   (395)   (184) Cash NOI     $13,413    $12,629    $10,255    $8,944             (1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.                                                                  Fourth Quarter 2014          Page 10 Supplemental Financial Reporting Package

Statement of Operations Reconciliations [1]

(in thousands)

(unaudited results)

	Rexford Industrial Realty, Inc.			
	Three Months Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Net income (loss)	$ 145	$ (679)	$ 81	$ 1,429
Interest expense	1,655	1,957	1,537	1,251
Proportionate share of interest expense from unconsolidated joint ventures	25	43	45	57
Depreciation and amortization	8,443	8,032	6,003	6,130
Depreciation and amortization included in discontinued operations	-	-	-	7
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	66	103	103	85
EBITDA	$ 10,334	$ 9,456	$ 7,769	$ 8,959
Stock-based compensation amortization	250	340	279	172
Loss (Gain) on sale of real estate	-	150	-	(2,125)
Non-recurring legal fees[2]	205	380	-	-
Acquisition expenses	627	426	652	333
Pro forma effect of acquisitions[3]	1,169	497	1,625	203
Pro forma effect of dispositions[4]	-	(100)	-	(28)
Adjusted EBITDA	$ 12,585	$ 11,149	$ 10,325	$ 7,514

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[2] Non-recurring legal fees relate to Accommodation and Litigation. For more information, see Item 3. Legal Proceedings in our 2013 Annual Report on Form 10-K and Item 1. Legal Proceedings in our subsequent filings on Form 10-Q.

[3] Represents the estimated impact of Q4'14 acquisitions as if they had been acquired October 1, 2014, Q3'14 acquisitions as if they had been acquired July 1, 2014, Q2'14 acquisitions as if they had been acquired on April 1, 2014, and Q1'14 acquisitions as if they had been acquired on January 1, 2014. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

[4] Represents the effect of dispositions as if they had occurred at the beginning of the quarter disposed. See the dispositions section on page 24 for additional details.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 11

Same Property Portfolio Performance [1]

Statement of Operations and NOI Reconciliation

(in thousands)

(unaudited results)

Same Property Portfolio Statement of Operations:

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	$ Change	% Change	Year Ended December 31, 2014	Year Ended December 31, 2013 [2]	$ Change	% Change
Rental Revenues								
Rental revenues	$ 10,830	$ 10,193	$ 637 [3]	6.2%	$ 33,156	$ 31,796	$ 1,360	4.3%
Tenant reimbursements	1,325	1,132	193	17.0%	3,720	3,355	365	10.9%
Other operating revenues	211	43	168 [4]	390.7%	262	234	28	12.0%
Total rental revenues	12,366	11,368	998	8.8%	37,138	35,385	1,753	5.0%
Interest income	282	190	92	48.4%	1,118	1,016	102	10.0%
Total Revenues	12,648	11,558	1,090	9.4%	38,256	36,401	1,855	5.1%
Operating Expenses								
Property expenses	3,507	3,368	139	4.1%	10,326	9,807	519	5.3%
Depreciation and amortization	4,188	5,529	(1,341)	(24.3%)	13,299	12,566	733	5.8%
Total Operating Expenses	7,695	8,897	(1,202)	(13.5%)	23,625	22,373	1,252	5.6%
Other (Income) Expense								
Interest expense [5]	220	290	(70)	(24.1%)	161	9,193	(9,032)	(98.2%)
Total Other Expense	220	290	(70)	(24.1%)	161	9,193	(9,032)	(98.2%)
Total Expenses	7,915	9,187	(1,272)	(13.8%)	23,786	31,566	(7,780)	(24.6%)
Loss on extinguishment of debt	-	-	-		-	(3,451)	3,451	(100.0%)
Net Income (Loss)	$ 4,733	$ 2,371	$ 2,362	(99.6%)	$ 14,470	$ 1,384	$ 13,086	(945.5%)

Same Property Portfolio NOI Reconciliation:

NOI	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	$ Change	% Change	Year Ended December 31, 2014	Year Ended December 31, 2013 [2]	$ Change	% Change
Net Income (Loss)	$ 4,733	$ 2,371			$ 14,470	$ 1,384		
Add:								
Interest expense [5]	220	290			161	9,193		
Depreciation and amortization	4,188	5,529			13,299	12,566		
Deduct:								
Loss on extinguishment of debt	-	-			-	(3,451)		
Interest income	282	190			1,118	1,016		
NOI	$ 8,859	$ 8,000	$ 859	10.7%	$ 26,812	$ 25,578	$ 1,234	4.8%
Straight-line rents	(389)	(267)			(438)	(350)		
Amort. above/below market leases	97	80			136	162		
Cash NOI	$ 8,567	$ 7,813	$ 754	9.7%	$ 26,510	$ 25,390	$ 1,120	4.4%

[1] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[2] Reflects the results of operations for our Predecessor for the period from January 1, 2013 to July 23, 2013 and Rexford Industrial Realty, Inc. for the period from July 24, 2013 through December 31, 2013.

[3] Increase in rental revenues during Q4'14 includes the reversal of a $190 cumulative bad debt allowance for one of our tenants.

[4] The increase in other operating revenues during Q4-14 reflects the receipt of $176 easement income at one of our properties.

[5] Interest expense for the three and twelve months ended December 31, 2014 only reflects interest for the loans secured by our properties located at 107700 Jersey Blvd. and Glendale Commerce Center. Interest on our post-IPO $60mm term loan, which is secured by multiple properties, is being reported under the operating partnership and accordingly the interest is not being pushed down to the property.

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial Real Estate Acquisition Development & Management
Page 12

Same Property Portfolio Performance [(1)]

NOI Reconciliation, Portfolio Detail, and Occupancy

(in thousands)

(unaudited results)

Same Property Portfolio NOI Reconciliation Continued:

	Three Months Ended December 31, 2014	Three Months Ended December 31, 2013	$ Change	% Change	Year Ended December 31, 2014	Year Ended December 31, 2013 [(2)]	$ Change	% Change
Rental revenues	$ 10,830	$ 10,193	$ 637	6.2%	$ 33,156	$ 31,796	$ 1,360	4.3%
Tenant reimbursements	1,325	1,132	193	17.0%	3,720	3,355	365	10.9%
Other operating revenues	211	43	168	390.7%	262	234	28	12.0%
Total rental revenue	12,366	11,368	998	8.8%	37,138	35,385	1,753	5.0%
Property expenses	3,507	3,368	139	4.1%	10,326	9,807	519	5.3%
NOI	$ 8,859	$ 8,000	$ 859	10.7%	$ 26,812	$ 25,578	$ 1,234	4.8%
Straight-line rents	(389)	(267)	(122)	45.7%	(438)	(350)	(88)	25.1%
Amort. above/below market leases	97	80	17	21.3%	136	162	(26)	(16.0%)
Cash NOI	8,567	7,813	$ 754	9.7%	$ 26,510	$ 25,390	$ 1,120	4.4%

Same Property Portfolio Rollforward:

	Three Month Same Property Portfolio Rollforward				Twelve Month Same Property Portfolio Rollforward			
	# of Properties	Square Feet	Wtd Avg. Occupancy		# of Properties	Square Feet	Wtd Avg. Occupancy	
			2014	2013			2014	2013
Period ended Sept. 30, 2014 and 2013[(3)]	53	5,099,658	90.4%	87.9%	49	4,363,498	89.2%	87.4%
Additions[(4)]	3	221,649			0	-		
Deductions	0	-			0	-		
Period ended Dec. 31, 2014 and 2013	56	5,321,307	92.1%	89.8%	49	4,363,498	90.9%	89.7%

Same Property Portfolio Occupancy:

	Three Months Ended December 31,				Year Ended December 31,			
	2014		2013		2014		2013	
Occupancy:	Same Property Portfolio	Stabilized Same Property Portfolio[(5)]	Same Property Portfolio	Stabilized Same Property Portfolio[(5)]	Same Property Portfolio	Stabilized Same Property Portfolio[(5)]	Same Property Portfolio	Stabilized Same Property Portfolio[(5)]
Los Angeles County	94.6%	97.5%	90.1%	89.8%	92.8%	96.6%	89.6%	89.2%
Orange County	98.5%	98.5%	95.7%	95.7%	98.5%	98.5%	95.7%	95.7%
San Bernardino County	87.6%	87.6%	87.5%	87.5%	88.2%	88.2%	88.4%	88.4%
Ventura County	92.5%	92.5%	97.7%	97.7%	92.5%	92.5%	97.7%	97.7%
San Diego County	81.7%	81.7%	82.8%	82.8%	79.9%	79.9%	81.6%	81.6%
Total/Weighted Average	92.1%	93.7%	89.8%	89.7%	90.9%	92.7%	89.7%	89.5%

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

(2) Reflects the results of operations for our Predecessor for the period from January 1, 2013 to July 23, 2013 and Rexford Industrial Realty, Inc. for the period from July 24, 2013 through December 31, 2013.

(3) Square footage decreased by 1,066 due to renovations at our property located at 28340 - 28400 Avenue Crocker during the current quarter.

(4) Reflects the addition of Orion, Tarzana and La Jolla Sorrento to the Same Property Portfolio for the three months ended December 31, 2014.

(5) Reflects the occupancy of our Same Property Portfolio adjusted for spaces aggregating 88,399 sqft that were under repositioning as of December 31, 2014. For additional details, refer to page 23 of this report.

Fourth Quarter 2014

Supplemental Financial Reporting Package

Rexford Industrial

Page 13

Joint Venture Financial Summary          (in thousands) Balance Sheet          (unaudited results)                Mission Oaks (1)           December 31, 2014  September 30, 2014  June 30, 2014  March 31, 2014 Assets:           Investments in real estate, net     $20,268    $56,488    56,439    $55,085  Cash and cash equivalents     2,331    1,105    427    853  Rents and other receivables, net     231    309    182    133  Deferred rent receivable     (11)   251    212    161  Deferred leasing costs and acquisition     -      -      -      related intangible assets, net     290    4,211    4,569    4,912  Deferred loan costs, net     -      79    106    132  Acquired above-market leases, net     110    557    646    735  Other assets     19    54    64    81  Total Assets     $23,238    $63,054    62,645    $62,092             Liabilities:           Notes payable     $-      $41,500    $41,500    $41,500  Accounts payable, accrued expenses and other liabilities     678    930    727    913  Tenant security deposits     292    277    277    277  Prepaid rents     -      127    124    143  Total Liabilities     970    42,834    42,628    42,833             Equity:           Equity     8,202    19,462    19,462    18,867  Accumulated deficit and distributions     14,066    758    555    392  Total Equity     22,268    20,220    20,017    19,259             Total Liabilities and Equity     $23,238    $63,054    $62,645    $62,092             Rexford Industrial Realty, Inc. Ownership %:    15%  15%  15%  15%            (1) These financials represent amounts attributable to the entities and do not represent our proportionate share.                                                       Fourth Quarter 2014          Page 14 Supplemental Financial Reporting Package

Joint Venture Financial Summary [(1)]

(in thousands)

Statement of Operations

(unaudited results)

Statement of Operations:

	Mission Oaks [(2)]			
	Three Months Ended			
	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
Income Statement				
Rental revenues	$ 807	$ 1,300	$ 1,291	$ 1,286
Tenant reimbursements	355	823	630	526
Other operating revenues	-	-	-	-
Total revenue	1,162	2,123	1,921	1,812
Total operating expense	555	934	745	629
NOI	607	1,189	1,176	1,183
General and administrative	11	14	28	29
Depreciation and amortization	442	687	686	564
Interest expense	165	285	299	383
Loss on Extinguishment of Debt	70	-	-	-
Gain on sale of assets/investments	(13,389)	-	-	-
Total expense	(12,146)	1,920	1,758	1,605
Net Income	$ 13,308	$ 203	$ 163	$ 207
EBITDA				
Net income	$ 13,308	$ 203	$ 163	$ 207
Interest expense	165	285	299	383
Depreciation and amortization	442	687	686	564
EBITDA	$ 13,915	$ 1,175	$ 1,148	$ 1,154
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture:

Net income	$ 13,308	$ 203	$ 163	$ 207
Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%
Company share	1,996	30	24	31
Intercompany eliminations/basis adjustments	(2,021)	(28)	(75)	14
Equity in net income from unconsolidated real estate entities	$ (25)	$ 2	$ (51)	$ 45

[(1)] For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

[(2)] These financials represent amounts attributable to the entities and do not represent our proportionate share.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 15

Capitalization Summary                       (unaudited results)             Capitalization as of December 31, 2014                                    Description     December 31, 2014  September 30, 2014  June 30, 2014  March 31, 2014 Common shares (1)      43,382,425    43,059,742    25,420,381    25,419,418  Operating partnership units      2,323,344    2,646,027    3,009,259    3,009,259  Total shares and units at period end (1)      45,705,769    45,705,769    28,429,640    28,428,677  Share price at end of quarter      $15.71    $13.84    $14.24    $14.18  Total Equity Market Capitalization      $718,037,631    $632,567,843    $404,838,074    $403,118,640              Total consolidated debt      $357,076,000    $269,699,000    $369,679,177    $212,997,286  Plus: pro-rata share of debt related to unconsolidated JV's      -      6,225,000    6,225,000    6,225,000  Total Debt (pro-rata)      $357,076,000    $275,924,000    $375,904,177    $219,222,286  Less: Cash and cash equivalents      (8,606,000)   (60,541,000)   (9,272,000)   (6,344,000) Net Debt (pro-rata)      $348,470,000    $215,383,000    $366,632,177    $212,878,286              Total Combined Market Capitalization      $1,066,507,631    $847,950,843    $771,470,251    $615,996,926              Net debt (pro-rata) to total combined market capitalization     32.7%  25.4%  47.5%  34.6% Net debt (pro-rata) to adjusted EBITDA (quarterly results annualized)     6.9x  4.9x  8.9x  7.0x             (1) Excludes the following number of unvested shares of restricted stock: 320,017 (December 31, 2014), 198,141 (September 30, 2014), 203,264 (June 30, 2014),                  and 131,786 (March 31, 2014).                         Fourth Quarter 2014           Page 16 Supplemental Financial Reporting Package

Debt Summary

(in thousands)

(unaudited results)

Debt Detail:

As of December 31, 2014

Debt Description	Initial Maturity Date	Maturity Date w/ Extensions	Stated Interest Rate	Effective Interest Rate	Balance
Secured Debt:					
Glendale Commerce Center	5/1/2016	5/1/2018	LIBOR + 2.00%	2.171%	$ 42,750
Term Loan	8/1/2019	8/1/2020	LIBOR + 1.90%	2.071%	60,000
Gilbert/La Palma	3/1/2031	N/A	5.125%	5.125%	3,173
2980 San Fernando	7/1/2015	N/A	5.088%	5.088%	10,153
Term Loan	7/24/2017	7/24/2019	LIBOR + 1.55%	1.738%	48,500
Unsecured Debt:					
$100M Term Loan Facility	6/11/2019	N/A	LIBOR + 1.50%	1.671%	100,000
$200M Revolving Credit Facility	6/11/2018	6/11/2019	LIBOR + 1.55%	1.721% [1]	92,500
Total Consolidated:				1.948%	$ 357,076
Pro-rata Joint Venture Interest:					
Mission Oaks [2]	6/28/2015	6/28/2017	LIBOR + 2.50%	--	$ -

[1] At December 31, 2014, the total outstanding balance was comprised of 4 separate loan draws locked at various LIBOR rates. We incur an unused commitment fee calculated at 0.30% or 0.20% of the daily unused commitment if the balance is under $100,000,000 or over $100,000,000, respectively.

[2] In connection with the JV's disposition of 3001 & 3175 Mission Oaks Blvd. on 11/17/14, the JV repaid the $41.5 million loan secured by the properties located at 3001, 3175 and 3233 Mission Oaks Blvd.

Consolidated Debt Composition:

Category	Avg. Term Remaining (yrs)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed	4.2	5.10%	5.10%	$ 13,326	4%
Variable[1]	3.5	LIBOR + 1.65%	1.83%	$ 343,750	96%
Secured	3.1		2.24%	$ 164,576	46%
Unsecured facility	4.0		1.70%	$ 192,500	54%

[1] On February 4, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $60mm term loan in the future as follows: (i) $30mm at 3.726% from 1/15/15 to 2/15/19, and (ii) $30mm at 3.91% from 7/15/15 to 2/15/19. On August 19, 2014 we executed two forward interest rate swaps that will effectively fix the annual interest rate on our $100mm term loan in the future as follows: (i) $50mm at 1.79% plus the applicable term loan facility margin from 8/14/15 - 12/14/18, and (ii) $50mm at 2.005% plus the applicable term loan facility margin from 2/16/16 to 12/14/18. If our swaps were effective as of December 31, 2014, our consolidated debt would be 49% fixed and 51% variable.

Debt Maturity Schedule:

Year	Secured	Unsecured Debt	Total	% Total	Interest Rate
2015	10,153	-	10,153	3%	5.088%
2016	42,750	-	42,750	12%	2.171%
2017	48,500	-	48,500	13%	1.738%
2018	-	92,500	92,500	26%	1.721%
2019	60,000	100,000	160,000	45%	1.821%
Thereafter	3,173	-	3,173	1%	5.125%
Total	$ 164,576	$ 192,500	$ 357,076	100%	1.948%

Fourth Quarter 2014

Supplemental Financial Reporting Package

Rexford Industrial

Page 17

Portfolio Overview

at 12/31/14 (unaudited results)

Consolidated Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Greater San Fernando Valley	24	100.0%	2,706,356	86.0%	$ 20,697	$8.89
San Gabriel Valley	10	100.0%	1,213,095	95.8%	8,920	$7.67
Central LA	2	100.0%	238,153	100.0%	1,602	$6.73
Mid-Counties	4	100.0%	522,430	100.0%	3,832	$7.34
South Bay	11	100.0%	648,648	90.7%	4,678	$7.95
Los Angeles County	51	100.0%	5,328,682	90.8%	39,729	$8.21
North Orange County	5	100.0%	579,446	95.6%	5,036	$9.09
West Orange County	1	100.0%	170,865	100.0%	1,308	$7.65
South Orange County	1	100.0%	46,178	100.0%	371	$8.04
OC Airport	6	100.0%	511,270	84.9%	3,286	$7.57
Orange County	13	100.0%	1,307,759	92.1%	10,001	$8.30
Inland Empire West	9	100.0%	961,184	93.1%	6,511	$7.28
Inland Empire East	2	100.0%	85,282	81.1%	422	$6.10
San Bernardino County	11	100.0%	1,046,466	92.1%	6,933	$7.19
Ventura	8	100.0%	818,757	92.7%	6,150	$8.11
Ventura County	8	100.0%	818,757	92.7%	6,150	$8.11
North County San Diego	6	100.0%	584,254	76.1%	4,006	$9.01
Central San Diego	8	100.0%	664,487	93.9%	6,676	$10.70
South County San Diego	1	100.0%	78,615	98.0%	607	$7.88
San Diego County	15	100.0%	1,327,356	86.3%	11,289	$9.85
CONSOLIDATED TOTAL / WEIGHTED AVERAGE	98	100.0%	9,829,020	90.7%	$ 74,102	$8.31

Unconsolidated Joint Ventures:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
Ventura	1	15.0%	68,370	39.7%	$ 242	$8.92
UNCONSOLIDATED TOTAL / WEIGHTED AVERAGE	1	15.0%	68,370	39.7%	$ 242	$8.91

Total Portfolio:

Market	# Properties	% Owned	Pro-rata Sq. Ft.	Occ. %	Annualized Base Rent Total (in thousands)[1]	Annualized Base Rent per SF
GRAND TOTAL / WEIGHTED AVERAGE	99	96.2%	9,897,390	90.3%	$ 74,344	$8.32

(1) Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of December 31, 2014, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 18

Occupancy and Leasing Trends

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Occupancy by County:

	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013
Occupancy:					
Los Angeles County [1]	90.8%	95.4%	92.5%	91.6%	89.9%
Orange County	92.1%	90.3%	91.9%	95.0%	91.7%
San Bernardino County	92.1%	88.1%	88.9%	88.8%	87.5%
Ventura County	92.7%	87.6%	87.6%	91.5%	97.7%
San Diego County	86.3%	82.4%	83.6%	79.3%	85.1%
Other	--	--	79.5%	85.0%	80.6%
Total/Weighted Average[2]	90.7%	91.8%	90.5%	90.2%	89.7%
Consolidated Portfolio SF	9,829,020	8,633,812	7,908,456	6,533,452	6,321,894

Leasing Activity:

	Three Months Ended				
	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013
Leasing Activity (SF): [3]					
New leases	201,269	253,422	208,819	307,102	142,248
Renewal	229,226	438,251	363,798	351,995	244,068
Gross leasing	430,495	691,673	572,617	659,097	386,316
Expiring leases	388,816	624,995	582,344	618,303	309,769
Net absorption	41,679	66,678	-9,727	40,794	76,547
Retention rate	59%	70%	62%	57%	79%

Weighted Average New/Renewal Leasing Spreads:

	Dec. 31, 2014	Sep. 30, 2014	Jun. 30, 2014	Mar. 31, 2014	Dec. 31, 2013
Cash Rent Change	1.9%[4]	3.6%	5.2%	3.6%	3.5%
GAAP Rent Change	11.8%[5]	10.3%	17.1%	11.5%	12.9%

[1] Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 91.5%.

[2] Excluding the December 17, 2013 acquisition of the office building located at 2900 N. Madera Road, the occupancy at December 31, 2013 is 90.6%.

[3] Excludes month-to-month tenants.

[4] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth total leases is 3.3%.

[5] Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for total leases is 13.3%.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 19

Leasing Statistics

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - Cash	Rent Change - GAAP
Fourth Quarter 2014:					
New	43	201,269	3.9	(0.7%)[1]	10.7%[2]
Renewal [3]	56	229,226	2.8	3.6%	12.4%
Total/Weighted Average	99	430,495	3.2	1.9%[1]	11.8%[2]

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy %	Pro Forma Annualized Base Rent per SF
Los Angeles County	-	$ -	$ 39,730	90.8%	$8.21
Orange County	1,450	16	10,017	92.2%	$8.30
San Bernardino County	-	-	6,933	92.1%	$7.19
Ventura County	-	-	6,150	92.7%	$8.11
San Diego County	3,497	31	11,320	86.6%	$9.85
Total/Weighted Average	4,947	$ 47	$ 74,149	90.7%	$8.32

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	-	916,942	-	-	-
MTM Tenants	112	226,721	$ 2,177	2.9%	$9.60
2014 [4]	28	348,399	2,009	2.7%	$5.77
2015	364	1,636,014	14,466	19.5%	$8.84
2016	313	2,533,568	19,961	26.9%	$7.88
2017	183	1,652,805	13,591	18.4%	$8.22
2018	67	784,754	6,707	9.1%	$8.55
2019	27	494,627	4,264	5.8%	$8.62
2020	11	607,312	5,455	7.4%	$8.98
2021	7	149,433	1,861	2.5%	$12.46
2022	3	143,742	767	1.0%	$5.34
Thereafter	3	334,703	2,844	3.8%	$8.50
Total Portfolio	1,118	9,829,020	$ 74,102	100.0%	$8.31

(1) Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average cash growth for new leases and total leases is 2.8% and 3.3%, respectively.

(2) Excluding the effect of one new 15,040 sqft lease transaction in our San Diego market, the weighted average GAAP growth for new leases and total leases is 14.9% and 13.3%, respectively.

(3) Over 96% of lease renewals during the quarter achieved flat or positive cash rent growth.

(4) Of the 28 leases expiring on 12/31/14, 14 leases vacated totaling 228,424 SF and $1,450,627 of annualized base rent, 4 leases subsequently renewed totaling 5,501 SF and $40,540 of annualized rent and 10 leases are holdover leases totaling 114,474 SF and $517,656 of annualized base rent.

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 20

Top Tenants and Lease Segmentation

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
Cosmetic Laboratories of America	LA - San Fern. Valley	319,348	2.4%	$5.64	6/30/2020
Dendreon Corporation	OC - West	170,865	1.8%	$7.65	12/31/2019
Senior Operations	LA - San Fern. Valley	130,800	1.6%	$8.88	11/30/2024
Biosense Webster	LA - San Gabriel Valley	89,920	1.5%	$12.76	10/31/2020[(1)]
Warehouse Specialists	LA - San Gabriel Valley	245,961	1.5%	$4.44	11/30/2017
Department of Corrections	Inland Empire West	58,781	1.4%	$18.13	3/31/2020
Tarnik, Inc.	LA - San Fern. Valley	138,980	1.2%	$6.60	4/30/2016
Exelis Inc.	LA - San Gabriel Valley	67,838	1.2%	$13.01	9/30/2023
Kingsbridge International	LA - San Fern. Valley	136,065	1.1%	$5.88	1/31/2024
Tree Island Wire	LA - San Gabriel Valley	108,703	1.0%	$6.69	11/30/2016
Top 10 Total / Wtd. Avg.		1,467,261	14.7%	$7.43	

[(1)]Includes 1,120 square feet expiring 9/30/2016, 12,800 square feet expiring 9/30/2017 and 76,000 square feet expiring 10/31/2020, as of December 31, 2014.

Lease Segmentation by Size:

Square Feet	Number of Leases	Leased SF	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	805	1,645,124	$ 16,831	22.7%	$10.23
5,000 - 9,999	121	830,755	8,199	11.1%	$9.87
10,000 - 24,999	123	1,919,342	16,808	22.7%	$8.76
25,000 - 49,999	36	1,311,656	10,833	14.6%	$8.26
>50,000	33	3,205,201	21,431	28.9%	$6.69
Total / Wtd. Avg.	1,118	8,912,078	$ 74,102	100.0%	$8.31

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 21

Capital Expenditure Summary

(unaudited results, data represents consolidated portfolio only on a pro rata basis)

Quarter Ended December 31, 2014:	Amount	SF[1]	PSF
Tenant Improvements:			
New Leases - 1st Generation	$ 436,000	238,045	$ 1.83
New Leases - 2nd Generation	$ 570,000	182,790	$ 3.12
Renewals	$ 53,000	67,357	$ 0.79
Leasing Commissions & Lease Costs:			
New Leases - 1st Generation	$ 204,000	147,845	$ 1.38
New Leases - 2nd Generation	$ 83,000	99,159	$ 0.84
Renewals	$ 212,000	284,349	$ 0.75
Total Recurring Capex:			
Recurring Capex	$ 908,000	8,934,006	$ 0.10
Recurring Capex % NOI	6.5%		
Recurring Capex % Operating Revenue	4.7%		
Nonrecurring Capex	$ 4,118,000	3,312,081	$ 1.24

Year Ended December 31, 2014:	Amount	SF[1]	PSF
Tenant Improvements:			
New Leases - 1st Generation	$ 547,000	272,523	$ 2.01
New Leases - 2nd Generation	$ 1,303,000	679,558	$ 1.92
Renewals	$ 419,000	568,956	$ 0.74
Leasing Commissions & Lease Costs:			
New Leases - 1st Generation	$ 597,000	426,427	$ 1.40
New Leases - 2nd Generation	$ 767,000	704,126	$ 1.09
Renewals	$ 674,000	671,935	$ 1.00
Total Recurring Capex:			
Recurring Capex	$ 2,387,000	7,621,459	$ 0.31
Recurring Capex % NOI	5.2%		
Recurring Capex % Operating Revenue	3.7%		
Nonrecurring Capex	$ 9,053,000	4,575,916	$ 1.98

(1) For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial Real Estate Acquisition Development & Management
Page 22

Properties and Space Under Repositioning

(unaudited results, in millions, except square footage)

Repositioning Properties

As of December 31, 2014

Property	Rentable Square Feet	Acquisition Date	Estimated Construction Period: Start	Estimated Construction Period: Completion	Costs Incurred: Purchase Price	Costs Incurred: Repositioning	Costs Incurred: Cumulative Investment-to-date[1]	Projected Total Investment[2]	Occupancy % 12/31/14
CURRENT REPOSITIONING:									
7110 Rosecrans Ave.	72,000	Jan-14	3Q-2014	1Q-2015	$5.0	$0.4	$5.4	$5.9	50%
1601 Alton Pkwy.	124,000	Jun-14	4Q-2014	4Q-2015	$13.3	$0.0	$13.3	$15.3	40%
605 8th Street	55,516	Aug-14	4Q-2014	3Q-2015	$5.1	$0.0	$5.1	$6.6	65%
7900 Nelson Rd.	203,082	Nov-14	1Q-2015	3Q-2015	$24.3	$0.0	$24.3	$26.7	0%
TOTAL/WEIGHTED AVERAGE	454,598				$47.7	$0.4	$48.1	$54.5	27%
FUTURE REPOSITIONING:									
2610 & 2701 S. Birch Street	98,105	Jun-14			$11.0	$0.0	$11.0	$13.6	100%
679-691 S. Anderson St.	47,490	Nov-14			$6.5	$0.0	$6.5	$9.0	100%
TOTAL/WEIGHTED AVERAGE	145,595				$17.5	$0.0	$17.5	$22.6	100%

[1] Investment-to-date includes the purchase price of the property and subsequent costs incurred for for nonrecurring capital expenditures.

[2] Projected Total Investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

Repositioning Space

As of December 31, 2014

Property	Rentable Square Feet	Space Under Repositioning	Estimated Construction Period: Start	Estimated Construction Period: Completion	Occupancy % 12/31/14
CURRENT REPOSITIONING:					
28340 - 28400 Avenue Crocker	90,722	70,325	4Q-2014	1Q-2015	22%
28159 Avenue Stanford	79,701	18,074	4Q-2014	2Q-2015	55%
TOTAL/WEIGHTED AVERAGE	170,423	88,399			38%
FUTURE REPOSITIONING:					
15140 & 15148 Bledsoe St.	138,474	77,118			100%

Fourth Quarter 2014
Supplemental Financial Reporting Package

Rexford Industrial
Real Estate Acquisition Development & Management

Page 23

Acquisitions and Dispositions Summary

(unaudited results, data presented on a wholly owned basis)

Acquisitions:

Date	Property	Address	Submarket	SF	Price ($ in MM)	Occ. % at Acquisition	Occ. % at December 31, 2014
Jun-14	Birch	2610 & 2701 S. Birch Street	OC - Airport	98,105	$11.0	100%	100%
Jun-14	Dupont	4051 Santa Ana St. & 701 Dupont Ave.	Inland Empire West	111,890	$10.2	100%	100%
Jun-14	9755 Distribution Ave	9755 Distribution Ave	San Diego - Central	47,666	$5.4	100%	100%
Jun-14	9855 Distribution Ave	9855 Distribution Ave	San Diego - Central	60,819	$8.5	100%	100%
Jun-14	9340 Cabot Drive	9340 Cabot Drive	San Diego - Central	86,564	$11.0	84%	84%
Jun-14	9404 Cabot Drive	9404 Cabot Drive	San Diego - Central	46,846	$6.4	100%	100%
Jun-14	9455 Cabot Drive	9455 Cabot Drive	San Diego - Central	96,840	$12.1	84%	84%
Jun-14	14955-14971 E Salt Lake Ave	14955-14971 E Salt Lake Ave	LA - San Gabriel Valley	126,036	$10.9	100%	64%
Jun-14	5235 Hunter Ave	5235 Hunter Ave	OC - North	119,692	$11.3	100%	100%
Jun-14	3880 W Valley Blvd	3880 W Valley Blvd	LA - San Gabriel Valley	108,703	$9.6	100%	100%
Jun-14	1601 & 1621 Alton Pkwy	1601 & 1621 Alton Pkwy	OC - Airport	124,000	$13.3	40%	40%
Jul-14	3116 W. Avenue 32	3116 W. Avenue 32	LA - San Fern. Valley	100,500	$11.0	100%	100%
Jul-14	Chatsworth Industrial Park	21040 Nordoff St.; 9035 Independence Ave.; 21019-21045 Osborne St.	LA - San Fern. Valley	153,212	$16.8	100%	100%
Jul-14	Avenue Kearny	24935 & 24955 Avenue Kearny	LA - San Fern. Valley	138,980	$11.5	100%	100%
Aug-14	605 8th Street	605 8th Street	LA - San Fern. Valley	55,516	$5.1	65%	65%
Sep-14	9120 Mason Ave.	9120 Mason Ave.	LA - San Fern. Valley	319,348	$30.5	100%	100%
Nov-14	679 Anderson	679-691 S. Anderson St.	LA - Central	47,490	$6.5	100%	100%
Nov-14	7900 Nelson Rd.	7900 Nelson Road	LA - San Fern. Valley	203,082	$24.3	0%	0%
Dec-14	10509 Business Dr.	10509 Business Dr.	Inland Empire West	130,788	$9.0	100%	100%
Dec-14	13231 Slover Ave	13231 Slover Ave	Inland Empire West	109,463	$7.6	100%	100%
Dec-14	240 Ivy Ave.	240 West Ivy Ave.	LA - South Bay	45,685	$5.9	100%	100%
Dec-14	3000-3150 Paseo Mercado	3000-3150 Paseo Mercado	Ventura County	132,187	$11.6	86%	86%
Dec-14	2350-2380 Eastman Ave	2350-2380 Eastman Avenue	Ventura County	55,296	$6.0	93%	93%
Dec-14	1800 Eastman Ave	1800 Eastman Avenue	Ventura County	33,332	$3.3	100%	100%
Dec-14	2360-2364 E. Sturgis Rd	2360-2364 E. Sturgis Road	Ventura County	49,624	$4.1	96%	96%
Dec-14	201 Rice Avenue	201 Rice Avenue	Ventura County	137,785	$13.7	97%	97%
Dec-14	11120-11160 Hindry Ave	11120, 11160, 11200 Hindry Ave	LA - South Bay	63,654	$11.9	88%	87%
Dec-14	6970-7374 Convoy Court	6970-7170 and 7310-7374 Convoy Court	San Diego - Central	187,763	$32.3	98%	97%

Dispositions:

Date	Property	Address	Submarket	SF	Sale Price ($ in MM)	Reason for Selling
Jan-13	Bonnie Beach	4578 Worth Street	LA - Central	79,370	$4.1	User sale
Apr-13	Williams	1950 East Williams Drive	Ventura County	161,682	$8.5	Marketed sale
May-13	Glenoaks	9027 Glenoaks Blvd.	LA - San Fern. Valley	14,700	$1.7	User sale
May-13	Interstate	2441, 2507, 2515 W. Erie Dr., & 2929 S. Fair Lane	Arizona	83,385	$5.0	Non-strategic location
Jun-13	Knollwood	1255 Knollwood Circle	OC - North	25,162	$2.8	User sale
Jan-14	Kaiser	1335 Park Center Drive	San Diego - North	124,997	$10.1	User sale
Mar-14	Madera - Office	2900 N. Madera Road	LA - San Fern. Valley	63,305	$4.4	Non core business
Aug-14	Zenith	500-560 Zenith Dr.	Other	37,992	$1.8	Non-strategic location

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 24

Net Asset Value Components

at 12/31/14 (unaudited and in thousands, except share count)

Net Operating Income

ProForma Net Operating Income (NOI)[1][2]		For the Three Months Ended December 31, 2014
Total operating revenues	$	19,370
Property operating expenses		(5,477)
Pro forma effect of acquisitions[3]		1,169
ProForma NOI		15,062
Fair value lease revenue		115
Straight line rent adjustment		(595)
ProForma Cash NOI	$	14,582

Balance Sheet Items

Other assets and liabilities		December 31, 2014
Cash and cash equivalents	$	8,606
Notes receivable		13,137
Rents and other receivables, net		1,812
Other assets		3,800
Acquisition related deposits		2,110
Accounts payable, accrued expenses and other liabilities		(11,304)
Dividends payable		(5,244)
Tenant security deposits		(8,768)
Prepaid rents		(1,463)
Total other assets and liabilities	$	2,686

Debt and Shares Outstanding

Total consolidated debt[4]	$	357,076
Common shares outstanding		43,382,425
Operating partnership units outstanding		2,323,344

(1) For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 27 of this report.

(2) ProForma Net Operating Income as calculated does not reflect the potential incremental value from properties and space under repositioning. See page 23 for additional details.

(3) Represents the estimated impact of Q4'14 acquisitions as if they had been acquired October 1, 2014.

(4) Excludes the net loan premium of $30.

Fourth Quarter 2014
Supplemental Financial Reporting Package
Rexford Industrial
Real Estate Acquisition Development & Management
Page 25

Fixed Charge Coverage Ratio     at 12/31/14    (unaudited and in thousands)                   For the Three Months Ended December 31, 2014  Total revenues    $19,858   Property expenses    (5,477)  General and administrative    (3,486)  Expenses from discontinued operations    -     Recurring operating EBITDA (excluding discontinued operations and joint ventures)    10,895   Recurring cash distributions from unconsolidated joint ventures    89   Non-cash above (below) market lease adjustments    115   Recurring Operating EBITDA    11,099   Straight line rent adjustment    (595)  Maintenance Capital Expenditures    (908)  Tenant improvements - New Leases - 2nd Generation     (570)  Tenant improvements - Renewals    (53)  Leasing Commissions & Lease Costs - New Leases - 2nd Generation    (83)  Leasing Commissions & Lease Costs - Renewals    (212)  Cash flow for fixed charge coverage calculation    $8,678        Interest expense calculation detail:     Interest expense    $1,655   Interest expense from discontinued operations    -     Capitalized interest    42   Cash interest expense    $1,697        Fixed Charge Coverage Ratio   5.1x  Fourth Quarter 2014    Page 26 Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures   Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing payroll, (iii) recurring capital expenditures required to maintain and re-tenant our properties, (iv) regular principal payments required to service our debt, and (v) 2nd generation tenant improvements and leasing commissions. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results.  We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs.  However, because AFFO may exclude certain non-recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO.  AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.      Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12.  Excludes billboard and antenna revenue and rent abatements.  Capital Expenditures, Non-recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.   Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.      Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.       Cash NOI: Cash basis NOI is a non-GAAP measure, which we calculate by adding or subtracting from NOI i) fair value lease revenue and ii) straight-line rent adjustment.  We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs.  Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP.  We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.      EBITDA and Adjusted EBITDA: We believe that EBITDA is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA is frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited.  Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA should not be considered as an alternative to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA differently than we do; accordingly, our EBITDA may not be comparable to such other Equity REITs’ EBITDA. Adjusted EBITDA includes add backs of non-cash stock based compensation expense, loss on extinguishment of debt, non-recurring legal fees and the pro-forma effects of acquisitions and assets classified as held for sale.      Investment to Date and Total: Reflects the total purchase price for a property plus additional or planned tangible investment subsequent to acquisition.      Funds from Operations (FFO): We calculate FFO before non-controlling interest in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.   Fourth Quarter 2014  Page 27 Supplemental Financial Reporting Package

Definitions / Discussion of Non-GAAP Financial Measures         NOI: Includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. Calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property expenses and other property expenses (before interest expense, depreciation and amortization).  We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs.  However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP.  We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.      Proforma NOI: Proforma NOI is calculated by adding to NOI the estimated impact of current period acquisitions as if they had been acquired at the beginning of the reportable period.  These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occured at the beginning of the reportable period and may not be indicative of future operating results.      Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space.  Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing.       Recurring Funds From Operations (Recurring FFO): We calculate Recurring FFO by adjusting FFO to exclude the effect of non-recurring expenses and acquisition expenses.      Rent Change - Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease.  Data included for comparable leases only.  Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.      Rent Change - GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease.  Data included for comparable leases only.  Comparable leases generally exclude properties under repositioning, short-term leases, and space that has been vacant for over one year.      Same Property Portfolio: Determined independently for each period presented. Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us during the entire span of both periods being compared.  The Company’s computation of same property performance may not be comparable to other REITs.      Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space.  Considered completed once the repositioning has been completed and the unit is marketable for leasing.      Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning.       Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.   Fourth Quarter 2014  #REF! Supplemental Financial Reporting Package